UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 20, 2013

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 SOUTH PRICE ROAD

CHANDLER, AZ 85286

(Address of Principal Executive Offices, including Zip Code)

(480) 821-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 20, 2013, Amkor issued a press release announcing that the Arbitration Panel from the International Court of Arbitration of the International Chamber of Commerce has issued another interim ruling in the arbitration proceedings initiated in 2009 relating to Amkor’s license agreement with Tessera, Inc.

Additional information about the interim ruling and the underlying arbitration is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Text of Press Release dated February 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.

By:	/s/ Gil C. Tily
Gil C. Tily
Executive Vice President, Chief Administrative Officer and General Counsel

Date: February 21, 2013

EXHIBIT INDEX:

Exhibit	Description

99.1	Text of Press Release dated February 20, 2013